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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                  JULY 8, 2003

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            (DATE OF REPORT -- DATE OF EARLIEST EVENT REPORTED)

                          FIRST ALBANY COMPANIES INC.

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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          New York                     0-14140                  22-265580
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(State of Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                 Number)             Identification No.)

 30 South Pearl Street, Albany, New York                               12207
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (518) 447-8500
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               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

As required by Section 306 of the Sarbanes-Oxley Act and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, the Registrant is sending a formal notice of blackout period to its executive officers and directors, a copy of which is furnished as Exhibit 99 to this report. On July 7, 2003 the Registrant received the notice required by section 101 (i)(2)(E) of the Employment Retirement Income Security Act of 1974.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST ALBANY COMPANIES INC.

DATED:  July 8, 2003           By:   / s /  Alan P. Goldberg
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                                Name:   Alan P. Goldberg
                                Title:  President and Co-Chief Executive Officer